POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America ("Prudential"), constitutes and appoints SUN-JIN MOON, KENNETH A. PELKER, ERIN C. SCHWERZMANN, JORDAN K. THOMSEN, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this   24th     day of November, 2014.

    /s/ Robert Axel
Robert Axel
Senior Vice President, Controller
and Principal Accounting Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America ("Prudential"), constitutes and appoints SUN-JIN MOON, KENNETH A. PELKER, ERIN C. SCHWERZMANN, JORDAN K. THOMSEN, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this   30th     day of November, 2014.

   /s/ Thomas J. Baltimore Jr.
Thomas J. Baltimore, Jr.
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America ("Prudential"), constitutes and appoints SUN-JIN MOON, KENNETH A. PELKER, ERIN C. SCHWERZMANN, JORDAN K. THOMSEN, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this   2     day of November, 2014.

    /s/ Gordan M. Bethune
Gordon M. Bethune
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America ("Prudential"), constitutes and appoints SUN-JIN MOON, KENNETH A. PELKER, ERIN C. SCHWERZMANN, JORDAN K. THOMSEN, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th     day of November, 2014.

   /s/ Gilbert F. Casellas
Gilbert F. Casellas
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America ("Prudential"), constitutes and appoints SUN-JIN MOON, KENNETH A. PELKER, ERIN C. SCHWERZMANN, JORDAN K. THOMSEN, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 24    day of November, 2014.

  /s/ James G. Cullen
James G. Cullen
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America ("Prudential"), constitutes and appoints SUN-JIN MOON, KENNETH A. PELKER, ERIN C. SCHWERZMANN, JORDAN K. THOMSEN, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 19    day of November, 2014.

    /s/ Robert M. Falzon
Robert M. Falzon
Executive Vice President and Chief
Financial Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America ("Prudential"), constitutes and appoints SUN-JIN MOON, KENNETH A. PELKER, ERIN C. SCHWERZMANN, JORDAN K. THOMSEN, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 30    day of November, 2014.

   /s/ Mark B. Grier
Mark B. Grier
Vice Chairman and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America ("Prudential"), constitutes and appoints SUN-JIN MOON, KENNETH A. PELKER, ERIN C. SCHWERZMANN, JORDAN K. THOMSEN, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th    day of November, 2014.

    /s/ Constance J. Homer
Constance J. Horner
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America ("Prudential"), constitutes and appoints SUN-JIN MOON, KENNETH A. PELKER, ERIN C. SCHWERZMANN, JORDAN K. THOMSEN, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this   30   day of November, 2014.

 /s/ Martina T. Hund-Mejean
Martina T. Hund-Mejean
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America ("Prudential"), constitutes and appoints SUN-JIN MOON, KENNETH A. PELKER, ERIN C. SCHWERZMANN, JORDAN K. THOMSEN, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd    day of December, 2014.

   /s/ Karl J. Krapek
Karl J. Krapek
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America ("Prudential"), constitutes and appoints SUN-JIN MOON, KENNETH A. PELKER, ERIN C. SCHWERZMANN, JORDAN K. THOMSEN, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 30    day of November, 2014.

    /s/ Christine A. Poon
Christine A. Poon
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America ("Prudential"), constitutes and appoints SUN-JIN MOON, KENNETH A. PELKER, ERIN C. SCHWERZMANN, JORDAN K. THOMSEN, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this   4th     day of December, 2014.

    /s/ Douglas Scovanner
Douglas Scovanner
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America ("Prudential"), constitutes and appoints SUN-JIN MOON, KENNETH A. PELKER, ERIN C. SCHWERZMANN, JORDAN K. THOMSEN, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this   30th     day of November, 2014.

    /s/ John R. Strangfeld
John R. Strangfeld
Chairman, Chief Executive Officer,
President and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America ("Prudential"), constitutes and appoints SUN-JIN MOON, KENNETH A. PELKER, ERIN C. SCHWERZMANN, JORDAN K. THOMSEN, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JONATHAN SHAIN, JOHN M. EWING, and GINA WARDLOW, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the "Commission"), in connection with where applicable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this   1st     day of December, 2014.

    /s/ James A. Unruh
James A. Unruh
Director